UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                         Date of Report: August 10, 2000

                              Medix Resources, Inc.
             (Exact name of registrant as specified in its charter)

           Colorado                     0-24768             84-1123311
-------------------------------    ----------------    --------------------
(State of other jurisdiction of    (Commission File       (IRS Employer
        incorporation)                   Number)        Identification No.)

  7100 E. Belleview Avenue, Englewood, CO                       80111
  ----------------------------------------                    ---------
  (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (303) 741-2045

                                      None
          -------------------------------------------------------------
          (Former name or former address, if changes since last report)

Item 5. Other Events. Press release dated August 10, 2000, announcing second quarter results.

Exhibits

Exhibit 99.1 - Press release dated August 10, 2000, announcing second quarter results.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   MEDIX RESOURCES, INC.

Date: Aug 10, 2000                                 By: /s/ Patricia A. Minicucci
                                                       -------------------------
                                                        Executive Vice President